Form 8-K - CURRENT REPORT

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 14, 2000

                               SHELTER PROPERTIES VI
               (Exact name of registrant as specified in its charter)


        South Carolina                0-13261                57-0755618
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


                                55 Beattie Place

                              Post Office Box 1089

                        Greenville, South Carolina 29602

                      (Address of principal executive offices)


                         (Registrant's telephone number)

                                 (864) 239-1000

                                       N/A

           (Former name or former address, if changed since last report)

Item 5.     Other Events

On November 14, 2000, the Partnership sold one of its investment properties, Foxfire-Barcelona Apartments located in Durham, North Carolina.
Foxfire-Barcelona Apartments was sold to Lane Realty Advisors, Inc., an unrelated third party for $14,150,000.00.

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

      10 (i) (iv) (b) Agreement of Purchase and Sale dated November 14, 2000, between Shelter Properties VI and Lane Realty Advisors, Inc., relating to Foxfire-Barcelona Apartments.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SHELTER PROPERTIES VI

                                 By: Shelter Realty VI Corporation
                                     Its Corporate General Partner

                                 By: /s/Patrick J. Foye
                                     Patrick J. Foye
                                     Executive Vice President and Director

                                 Date: December 14, 2000

                                                         EXHIBIT 10 (I) (IV) (b)



                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                             SHELTER PROPERTIES VI,

                      a South Carolina limited partnership

                                    AS SELLER

                                       AND

                           LANE REALTY ADVISORS, INC.,

                              a Georgia corporation

                                  AS PURCHASER

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the _____day of December, 2000 (the "Effective Date") by and between SHELTER PROPERTIES VI, a South Carolina limited partnership, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and LANE REALTY ADVISORS, INC., a Georgia corporation, having a principal address at 5555 Glenridge Connector, Suite 700, Atlanta, Georgia 30342 ("Purchaser").

     NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      R-1. Seller holds legal title to the real estate located in Durham County, North Carolina, as more particularly described in Exhibit A attached hereto and made a part hereof. Improvements have been constructed on the property described in this Recital.

      R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by limited warranty deed to Purchaser.

     R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth below.

     R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser deems necessary and desirable.

                                  DEFINED TERMS

 . Unless otherwise defined herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this ARTICLE 1 below. . "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of North Carolina.

 . "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

 . "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds. . "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.4, if any, attached hereto.

 .     Intentionally Omitted.
 . "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased, by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property, or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit 1.1.7.

 . "Improvements" means all buildings and improvements, located on the Land taken "as is". . "Land" means all of those certain tracts of land located in the State of North Carolina described on Exhibit "A" attached hereto, and all rights, privileges and appurtenances pertaining thereto.

 . "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the applicable Property. . "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however,
(i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date,
(vii) utility and similar deposits, or (viii) insurance or other prepaid items or (ix) Seller's proprietary books and records, except to the extent that Seller receives a credit on the closing statement for any such item. The term "Miscellaneous Property Assets shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and
substrata  studies,   architectural   renderings,   plans  and   specifications,
engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "Foxfire - Barcelona Apartments".

 . "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Lease.

 . "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section
6.1. . "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller in and to Property Contracts and Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

 . "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 90 days' or shorter Notice, except Leases. A. "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

B. "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.

C.    "Survey" shall have the meaning ascribed thereto in Section 6.7.

D. "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

E. "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

F.    "Title Insurer" shall have the meaning set forth in Section 6.1.

                          PURCHASE AND SALE OF PROPERTY

G. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                            PURCHASE PRICE & DEPOSIT

H. The total purchase price ("Purchase Price") for the Property shall be Fourteen Million Two Hundred Fifty Thousand and No/100 Dollars ($14,250,000.00), which shall be paid by Purchaser, as follows:

I. On the date hereof, Purchaser shall deliver to STEWART TITLE GUARANTY COMPANY ("Escrow Agent" or the "Title Insurer") a deposit in the sum of Fifty Thousand and No/100 Dollars ($50,000.00), in cash, (such sum being hereinafter referred to and held as the "Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit B. At or before 5:00 p.m. Eastern time on the date of expiration of the Feasibility Period, provided Purchaser has not terminated this Purchase Contract pursuant to Section 5.2 below, Purchaser shall deliver to Escrow Agent an additional deposit in the sum of Two Hundred Thirty-Five Thousand and no/100 Dollars ($235,000.00), in cash (such sum being hereinafter referred to as the "Additional Deposit"). The Additional Deposit, when paid, shall be non-refundable, except in the event that Purchaser would otherwise be entitled to receive a refund of the Deposit pursuant to the terms of this Purchase Contract. J. The Escrow Agent shall hold the Initial Deposit, the Additional Deposit (to the extent paid), and the Extension Deposit (as hereinafter defined and to the extent paid) (collectively, the "Deposit") and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

K. If the sale of the Property is closed by the date fixed therefor (or any extension date provided for herein), monies held as the Deposit shall be applied to the Purchase Price on the Closing Date. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit and all interest and income earned thereon shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3.

L. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below, as Seller's sole and exclusive remedy.
M. The  balance of the  Purchase  Price,  subject to  adjustment  as provided in
Article 7 hereof, shall be paid at Closing by wire transfer or cashier's check.

                                    FINANCING

N. Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

                               FEASIBILITY PERIOD

O. Subject to the terms of Section 5.3 below, for a period of thirty (30) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property: P. To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

Q. To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

R. To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property.

S. To review all Materials (as hereinafter defined) other than Seller's proprietary information, including, Materials held by the Property Manager and the Regional Property Manager (as defined in Section 8.1.4 of this Purchase Contract). T. Purchaser shall have the right to terminate this Purchase Contract for any reason, or no reason, by giving written Notice to Seller and Escrow Agent on or before 5:00 p.m. EST on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3, and Escrow Agent shall promptly return the Deposit, and all interest and income earned thereon to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this Purchase Contract.

U. Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

V. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

W. Seller shall deliver to Purchaser within ten (10) calendar days from the Effective Date copies of all leases, contracts, engineering studies, surveys, tax bills and assessments for the past two (2) years, tenant demographic information, and other materials (the "Materials"), to the extent such items exist and are in Seller's possession or control, relating to the Property (other than proprietary information of Seller) including, but not limited to, the following items: soils tests, written notices from governmental authorities, a current rent roll, a recent survey, a current title policy, a report detailing unit mix and market rent for each unit, a lease expiration report, a standard lease form for the Property, copies of current service contracts and/or operating agreements in place at the Property, operating statements for the Property for the three (3) years preceding the year of this Purchase Contract, month to month operating statements for the Property for the twelve (12) months preceding this Agreement, a current year to date operating statement for the Property, the current year's operating budget for the Property, tax bills and assessments for the last two (2) years, monthly occupancy reports for the past twelve (12) months, a list of improvements to the Property over the past five
(5) years, warranties and/or guaranties on all systems serving the Property, bank statements for the past twelve (12) months for the Property, utility bills for the past twelve (12) months for the Property, access to all leases for the Property, a list of all tenant deposits, plans and specifications for the improvements and any and all renovations thereof, all governmental and zoning documents affecting the Property, a schedule of inventory and equipment located at the Property, licenses and permits, information regarding existing financing for the Property, demographic information regarding tenants, a list of current on-site employees for the Property which includes salaries, commissions and rental allowances, and property brochures. If the sale of the Property is not closed by the date fixed therefor, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

                                      TITLE

X. At the shared equal cost and expense of both Purchaser and Seller, Purchaser shall promptly obtain from STEWART TITLE GUARANTY COMPANY (the "Title Insurer") a preliminary title report or commitment (the "Title Commitment") to issue a standard coverage Owner's Policy of Title Insurance (the "Title Policy") with all standard exceptions deleted therefrom pursuant to Section 7.2.1.5 below insuring Purchaser's title to the Property to be good and indefeasible in the amount of the Purchase Price, subject only to the Permitted Exceptions
(described below) and other liens and encumbrances not constituting objections to title in accordance herewith. A copy of the Title Commitment and the documents of record reflected therein and Seller's existing survey shall be furnished to the Purchaser and attorney for Seller. On or before the expiration of the Feasibility Period, Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any conditions of title which Purchaser is not obligated to take the Property subject to pursuant to the provisions of this Agreement (the "Objections") separately specifying and setting forth each of such Objections. In the event Seller elects to cure any or all Objections, Seller will cure such Objections prior to the Closing Date, provided, however, that Seller shall be entitled to reasonable adjournments of the Closing Date to cure such Objections. If Purchaser gives Seller an Objection Notice within the period set forth above, then all matters disclosed on the Title Commitment which are not objected to in such Objection Notice shall be deemed to be Permitted Exceptions. If Purchaser fails to give Seller an Objection Notice within the period set forth above, then all matters disclosed on the Title Commitment shall be deemed to be Permitted Exceptions. Y. If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to convey title to the Property as required by this Purchase Agreement, Purchaser may, as its exclusive remedy, elect by written notice given to Seller within five (5) days after the Response Notice is given, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit, and all interest and income earned thereon, shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement within such five (5) day period, Purchaser shall be deemed to have waived said objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.

Z. The existence of liens or encumbrances other than the Permitted Exceptions or those which are permitted by this Purchase Contract shall be deemed to be Permitted Exceptions if the Title Insurer will insure Purchaser's title clear of the matter or will insure against the enforcement of such matter out of the Property and if such lien or encumbrance is approved (or deemed approved, as provided herein) by Purchaser. Unpaid liens for real estate and personal property taxes for years prior to the fiscal year in which the Closing Date occurs and any other matter which Seller is obligated to pay and discharge at the Closing shall be deemed objections to title, whether Purchaser gives written notice of such or not, and the amount thereof chargeable to Seller, plus interest and penalties thereon, if any, shall be deducted from the Purchase Price on the Closing Date and paid to the Title Insurer for the payment of such matters, the same being a material obligation of Seller under this Purchase Contract.

AA. Notwithstanding the foregoing, any deeds of trust and/or mortgages against the Property (collectively, "Liens"), including any and all mortgages which secure those certain loans on the Property in the original principal amounts of $6,255,387.00 and $193,466.00 made by Bank of America, shall be deemed objectionable exceptions to title, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at or before Closing, the same being a material obligation of Seller under this Purchase Contract.

BB.   Intentionally Deleted.
CC. Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the date of this Purchase Contract and the Closing Date (other than Leases and Property Contracts in the ordinary course of business); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same; provided, however, if any lien or encumbrance (other than a Voluntary Intervening Lien) attaches to the Property between the date of this Purchase Contract and the Closing Date, Seller shall be required to satisfy or discharge said lien or encumbrance at or prior to the Closing, provided that Seller shall not be required to expend more than $100,000 in connection with such satisfaction or discharge. If the amount required to satisfy or discharge such lien or encumbrance exceeds $100,000, Purchaser shall have the option of either (a) paying the excess amount over $100,000 required to satisfy or discharge such lien, and proceeding to the Closing, or (b) terminating this Purchase Contract, in which case, the Deposit shall be returned and refunded to Purchaser, Purchaser shall be entitled to reimbursement of its actual out-of-pocket due diligence costs, acquisition costs and legal fees up to but not exceeding $250,000, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3 of this Purchase Contract. Seller shall have no option to terminate this Purchase Contract if Purchaser has elected to pay the amount in excess of $100,000 to satisfy or discharge such lien or encumbrance. DD. Purchaser, at the shared equal cost and expense of Purchaser and Seller, may cause to be prepared a survey for the Property ("Survey") to be delivered to Purchaser and Seller within the Feasibility Period. The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets; (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a perimeter legal description of the Property which may be used in the limited warranty deed or equivalent deed; (vii) shall be certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the limited warranty deed delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property ("Environmental Report").

EE. Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception or other matters that adversely affect the Property, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in Section 6.1 above. FF. Purchaser and Seller agree to make payment in full of all costs of obtaining the Survey as required by this Purchase Contract on or before Closing or termination of this Purchase Contract.

                                     CLOSING

GG. Dates, Places Of Closing, Prorations, Delinquent Rent and Closing Costs. HH. The Closing shall occur no later than thirty (30) calendar days after the expiration of the Feasibility Period, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing, (a) Purchaser shall have the right to close prior to the originally scheduled Closing Date on the condition that Purchaser pay Seller's additional interest costs incurred in connection with prepaying Seller's first mortgage on the Property prior to the originally scheduled Closing Date, and (b) Purchaser shall have the right to extend the Closing Date for up to thirty (30) calendar days on the condition that (i) on or before 5 P.M. Eastern Time on the fifth (5th) calendar day prior to the originally scheduled Closing Date, Purchaser shall deliver to Escrow Agent an additional non-refundable deposit in the amount of $50,000.00 (the "Extension
Deposit"), which deposit shall be applied toward the Purchase Price, (ii) Purchaser notifies Seller on or before 5 P.M. Eastern Time on the fifth (5th) calendar day prior to the originally scheduled Closing Date that Purchaser is exercising this extension option, and (iii) Purchaser pays Seller's additional interest costs incurred in connection with prepaying Seller's first mortgage on the Property after the originally scheduled Closing Date. II. The Closing Date may be extended without penalty at the option of Seller to a date not later than fourteen (14) days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.

JJ. All normal and customarily proratable items, including, without limitation, Rents (as defined below) actually received, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Tenant leases, if any, shall be transferred by Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the Property Contracts have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below). Rents and all related charges shall be prorated based on actual collections as of the Closing Date. KK. If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto
(i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

LL. If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5 shall apply during the Proration Period.

MM. Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes). Purchaser shall pay the cost of all recording costs with respect to the Closing, the cost of the Title Policy, and the cost of any lender's policy of title insurance. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees.

NN.   Items To Be Delivered Prior To Or At Closing.
OO. Seller. At Closing, Seller shall deliver to the Escrow Agent, each of the following items, as applicable: PP. Limited Warranty Deed in the form attached as Exhibit 7.2.1.1 and, if applicable a quitclaim deed as set forth in Section
6.7 hereof, to Purchaser. The acceptance of such deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

QQ. A Bill of Sale in the form attached as Exhibit 7.2.1.2 covering all Property Contracts, Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder. RR. An Assignment (to the extent assignable and in force and effect) in the form attached as Exhibit 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

SS.   A closing statement executed by Seller.
TT. A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Purchase Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract; and UU. A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

VV. Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

WW.   Intentionally Deleted

XX. A list certified to the best of Seller's knowledge, disclosing any current pending and/or threatened litigation affecting the Property.

YY. Evidence that the management agreement for Seller's manager has been terminated.

ZZ. A rent roll for the Property certified by Seller, but limited to Seller's knowledge, listing the monthly base rent payable, lease expiration date and unapplied security deposit as of the Closing Date.

AAA. Resolutions,  certificates of good standing,  and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.

BBB. To the extent in Seller's possession or control, originals or copies of the Leases and Property Contracts, permits, lease files, warranties, guaranties, plans and specifications, operating manuals, keys to the property, Seller's books and records (other than proprietary information) regarding the Property. CCC. Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

DDD. The full Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments.

EEE.  A closing statement executed by Purchaser.

FFF. A  countersigned  counterpart  of the Bill of Sale in the form  attached as
Exhibit 7.2.1.2.

GGG. A  countersigned  counterpart  of the  Assignment  in the form  attached as
Exhibit 7.2.1.3.

HHH. Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                             OF SELLER AND PURCHASER

III.  Representations, Warranties and Covenants Of Seller.
JJJ. For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

KKK. Seller is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other purchase contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property; LLL. Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.2 hereof and Seller shall have no other liability as a result thereof, either before or after Closing); MMM. There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Leases (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in
Section 6.2 hereof). NNN. The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder; OOO. Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended; PPP. To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable; QQQ. Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable; RRR. To Seller's knowledge, Seller has not received any written notice of any proposed taking, condemnation or special assessment with respect to the Property; SSS. To Seller's knowledge, Seller has not received any written notice of any uncured violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property; TTT. To Seller's knowledge, Seller has not received any written notice of any default by Seller under any of the Property Contracts that will not be terminated on the Closing Date; UUU. Seller agrees to maintain its existing insurance policies covering the Property in full force and effect through the Closing Date, to continue to maintain the Property as Seller has been operating the Property immediately prior to the Effective Date, and to cause any of the units on the Property that are vacant as of two (2) days prior to the Closing Date to be in "rent ready" condition on the Closing Date; and VVV. To Seller's knowledge, all documents relating to the Property that were delivered by Seller to Purchaser in connection with this Purchase Contract, are true, correct and complete in all material respects, and none contain any untrue statement of a material fact or omit to state a material fact. WWW. Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility  is  assumed  by  Seller  with  respect  to  current  and  future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, or if arising from a breach by Seller of any of its obligations hereunder including those set forth in Section 8.1.5 and Section 9.1, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section
8.1.3 below. XXX. Seller agrees that Purchaser shall be entitled to rely on the foregoing representations and warranties made by Seller herein and that Purchaser has so relied. Seller and Purchaser agree that those representations and warranties contained in Section 8.1 shall survive Closing for a period of one (1) year from the Closing Date (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to the representations and warranties contained herein except to the extent that Purchaser has delivered written notice ("Notice of Breach") to Seller specifying a breach of such representations and warranties on or before the expiration of the Survival Period. Seller shall have no liability for a matter specified in a Notice of Breach for longer than three (3) months after the Survival Period unless Purchaser has filed a lawsuit against Seller for the breach of any representation or warranty specified in such Notice of Breach within that three
(3) month period. In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith. YYY. Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry other than an inquiry by such Designated Representatives as they deem reasonable under the circumstances. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to H. Smith of Apartment Investment & Management Company ("AIMCO"), as the on-site property manager (the "Property Manager"), Ms. Cindy Ducharme, the Regional Property Manager handling this Property at AIMCO (the "Regional Property Manager") and Mr. Harry Alcock, as Executive Vice President of the managing general partner of Seller. ZZZ. For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller hereby covenants that, so long as this Purchase Contract remains in full force and effect: AAAA. Seller will not assign, transfer, grant or in any way convey or allow the conveyance of all or any part of the Property, or any interest therein, or enter into any purchase and sale contract with respect to the Property or any part thereof. BBBB. Seller will not, without the prior written consent of Purchaser, enter into any new Lease, or renew, extend or amend any existing Lease ("Lease Transaction"). Purchaser shall have three (3) business days after receipt from Seller of a request for consent to a Lease Transaction, in which to issue or refuse such consent, and if Purchaser fails or refuses to act within such three (3) business day period, Purchaser shall be deemed to have issued such consent. If during the Feasibility Period Purchaser unreasonably disapproves of a Lease Transaction, Seller shall have the option to terminate this Purchase Contract upon five (5) days written notice to Purchaser. Upon Purchaser's receipt of such termination notice, Purchaser shall have the right to either accept the termination (in which case the Deposit shall be returned to Purchaser and neither party shall have any obligation to the other, except as expressly set forth herein for provisions which survive termination), or Purchaser may approve the Lease Transaction (which was previously disapproved), and permit the Purchase Contract to continue. If notice of approval of the Lease Transaction is not delivered to Seller within five (5) days after Purchaser's receipt of the termination notice, Purchaser shall be deemed to have accepted Seller's termination. Seller shall not have the foregoing right of termination after the expiration of the Feasibility Period. Notwithstanding the foregoing Seller shall have the right, without Purchaser's consent to enter into new Leases of twelve (12) months or less in duration at rental rates that are reasonably consistent with Seller's current practices at the Property or modify, extend or amend existing Leases in the ordinary course of business provided such modifications, amendments or extensions do not exceed twelve (12) months in duration. CCCC. Seller will continue to operate, maintain and manage the Property in a manner reasonably consistent with Seller's current practice. DDDD. Seller will maintain any and all insurance policies including, but not limited to, fire, hazard, liability and worker's compensation policies, if any, in effect on or at the Property as of the Effective Date. EEEE. Seller shall not enter into any new Property Contracts which are not terminable upon thirty (30) days notice without payment of any penalty fees or charges, without the prior written consent of Purchaser. FFFF. Representations And Warranties Of Purchaser GGGG. For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date: HHHH. With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that: IIII. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Georgia. JJJJ. Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser. KKKK. No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller. LLLL. Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of their respective certificates of formation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority. MMMM. The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract. NNNN. Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.

                         CONDITIONS PRECEDENT TO CLOSING

OOOO. Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

PPPP. All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser; QQQQ. Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date (and Purchaser shall be permitted to perform an inspection of the Property immediately prior to the Closing Date to verify same); RRRR. Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; SSSS. Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding or shall have been in the last 6 months a debtor in any bankruptcy proceeding; TTTT. A taking of all or any part of the Property must not have been commenced or threatened in writing; UUUU. The actual occupancy level of the Property shall not have decreased by more than seven percent (7%) from the actual occupancy level on the Effective Date; VVVV. Seller shall have terminated any Property Contracts which are not being assumed by Purchaser as of the Closing Date (and which are capable of being terminated by Seller without penalty or cost to Seller). WWWW. Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Purchaser may, at its option (a) waive such condition and proceed to Closing and accept title to the Property with an agreed upon offset or deduction from the Purchase Price (assuming Seller and Purchaser can agree upon such offset or deduction amount, and neither party has any obligation to come to an agreement), (b) waive such condition and proceed to Closing and accept title to the Property without any offset or deduction from the Purchase Price, or (iii) notify Seller of Purchaser's election to terminate this Purchase Contract and receive a return of the Deposit and all interest and income earned thereon from the Escrow Agent. XXXX. Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of a particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent: YYYY. Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time. ZZZZ. Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price. AAAAA. There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

                                    BROKERAGE

BBBBB. Seller represents and warrants to Purchaser that it has dealt only with CB Richard Ellis ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

CCCCC. Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

DDDDD. Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

                                   POSSESSION

EEEEE. Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                              DEFAULTS AND REMEDIES

FFFFF. In the event Purchaser terminates this Purchase Contract following the Feasibility Period for any reason other than Seller's inability to convey title as required by this Purchase Contract, or defaults hereunder on or prior to the Closing Date and consummation of the Closing does not occur by reason of such termination or default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under
Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.

GGGGG. Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to either
(a) terminate this Purchase Contract and receive reimbursement of the Deposit and all interest and income earned thereon, or (b) enforce specific performance of this Purchase Contract. In the event Purchaser is unable to enforce the remedy of specific performance after using commercially reasonable efforts to seek to enforce such remedy, then in lieu of obtaining specific performance, Purchaser shall have the right to bring suit for damages against Seller in an amount not to exceed $285,000.00 in addition to receiving reimbursement of the Deposit.

                            RISK OF LOSS OR CASUALTY

HHHHH. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $712,500.00, then Seller will have no obligation to repair such damage or destruction and, at Purchaser's option, this Agreement shall terminate. In the event Purchaser elects not to terminate this Agreement, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

IIIII. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $712,500.00, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs if they can be reasonably effected before the Closing. If Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

                                  RATIFICATION

JJJJJ. This Purchase Contract shall be null and void unless fully executed and delivered by Purchaser and Seller on or before August 21, 2000.

                                 EMINENT DOMAIN

KKKKK. In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of Purchaser's receipt from Seller of the occurrence of such event and recover the Deposit hereunder, and all interest and income earned thereon, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit of any condemnation award.

                                  MISCELLANEOUS

LLLLL.      Exhibits And Schedules

All Exhibits and Schedules, whether or not annexed hereto, are a part of this Purchase Contract for all purposes.

MMMMM.      Assignability

            Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party. Notwithstanding the foregoing Purchaser may assign all or an undivided interest in this Purchaser Contract upon five (5) Business Days written notice to Seller and Escrow Agent, but without Seller's consent, to (a) an affiliated entity which controls or is controlled by Purchaser or which is under common control with Purchaser; or (b) to a successor entity into which or with which Purchaser is merged or consolidated, or which acquired substantially all of Purchaser's assets in property, provided such entity assumes all of Purchaser's obligations and liabilities; or (c) to an entity controlled by the principals of Purchaser; so long as Purchaser is not released from its liability hereunder. For the purpose of this Section 16.2, the term "control" shall mean ownership of not less than fifty percent (50%) of all voting stock or legal and equitable interest in such entity. NNNNN. Binding Effect

            This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

OOOOO.      Captions

            The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

PPPPP.      Number And Gender Of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

QQQQQ.      Notices

            All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail or a nationally recognized overnight carrier, addressed as follows:

            If to Seller:                     If to Purchaser:


            SHELTER PROPERTIES VI             LANE REALTY ADVISORS, INC.
            2000 South Colorado Boulevard     5555 Glenridge Connector, Suite
            Tower Two, Suite 2-1000           700
            Denver, Colorado 80222            Atlanta, Georgia  30342
            Attn:  Mr. Harry Alcock           Attn:  Scott J. Levitt
            Facsimile No. (303) 692-0786      Facsimile No. (404) 459-6248

                  And                               With a copy to

            SHELTER PROPERTIES VI             Morris, Manning & Martin LLP
            2000 South Colorado Boulevard     1600 Atlanta Financial Center
            Tower Two, Suite 2-1000           3343 Peachtree Road, N.E.
            Denver, Colorado 80222            Atlanta, Georgia 30326-1044
            Attn: Mr. Pat Stucker and         Attn:  Bruce Wobek, Esq.
                  Mr. Mark Reoch              Facsimile No. (404) 365-9532
            Facsimile No. (303) 692-0786

                  With a copy to

            Loeb & Loeb, LLP
            1000 Wilshire Boulevard, Suite
            1800
            Los Angeles, California  90017
            Attn: Andrew S. Clare, Esq. and
                  Karen Higgins, Esq.
            Facsimile No. (213) 688-3460

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

RRRRR.      Governing Law And Venue

            The laws of the State of North Carolina shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

SSSSS.      Entirety And Amendments

     This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

TTTTT.      Severability

            If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

UUUUU.      Multiple Counterparts

     This   Purchase   Contract  may  be  executed  in  a  number  of  identical
counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.

VVVVV.      Further Acts

In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

WWWWW.      Construction

     No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

XXXXX.      Confidentiality

            Purchaser  shall not disclose the terms and conditions  contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, engineers, surveyors, attorneys and accountants. Any information provided by
Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

YYYYY.      Time Of The Essence

     It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

ZZZZZ.      Cumulative Remedies And Waiver

            No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

AAAAAA.     Litigation Expenses

            In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees actually incurred and reasonable expenses actually incurred which are incidental to such litigation.

BBBBBB.     Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

CCCCCC.     Exchange

            At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code
Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that Seller uses a qualified intermediary to effectuate such exchange, all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. Seller's assignment of the rights or obligations of Seller hereunder to a qualified intermediary shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange. DDDDDD. No Personal Liability of Officers, Trustees or directors of Seller's Partners

            Purchaser acknowledges that this Agreement is entered into by Seller which is a [State] limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the partners of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

EEEEEE.     No Back-up Contracts or Contract Negotiations

            Seller agrees during the term of this Purchase Contract not to negotiate or execute any contract or binding agreement with a third party for the sale of the Property.

      [Remainder of Page Intentionally Left Blank]

            NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

[Corporate Seal]                    By:   Shelter Realty VI Corporation,
                                          a South Carolina corporation,
                                          Its Managing Partner
ATTEST:

______________________________            By:                          [SEAL]
                                                Name:
______________________, Secretary               Title:




                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,

                                    a Georgia Corporation

[Corporate Seal]                    By:                           [SEAL]
                                          Name:
                                          Title:
ATTEST:

                                , Secretary

                                ACKNOWLEDGEMENTS

STATE OF                      )
                              )
COUNTY OF                     )


On , before me, , a Notary Public, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                    -----------------------------------
                                  Notary Public

STATE OF                      )
                              )
COUNTY OF                     )


On , before me, , a Notary Public, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


                                  Notary Public

                                    EXHIBIT A

                LEGAL DESCRIPTION FOR FOXFIRE - BARCELONA APARTMENTS

All that real property located in Durham County, North Carolina, and being more particularly described as follows:

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 1

BEGINNING at a new iron rod on the northerly margin of Wylewood Road (60' right-of-way) said iron being the intersection of the northerly margin of Wylewood Road with the center line of the abandoned right-of-way of Broad Street, said abandoned portion of Broad Street being described by deed recorded in Deed Book 1201, Page 609 of the Durham County Public Registry, and runs thence with the northerly margin of Wylewood Road the following six (6) courses and distances: (1) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 8.61 feet, (chord: South 77-12-39 West 8.55 feet) to a new iron rod; (2) with the arc of a circular curve to the left having a radius of 801.29 feet an arc length of 379.60 feet, (chord: South 75-58-39 West
376.07 feet) to a new iron rod; (3) South 62-24-21 West 645.00 feet to a new iron rod; (4) with the arc of a circular curve to the right having a radius of
406.62 feet an arc length of 440.00 feet,  (chord:  North  86-35-39  West 418.85 feet) to a new iron rod; (5) with the arc of a circular curve to the left having a radius of 440.20 feet an arc length of 221.30 feet, (chord: North 69-59-47 West 218.98 feet) to a new iron rod; (6) North 84-23-54 West 180.91 feet to a point in Run and Jump Creek, said point being on the easterly line of Lot 6, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 82 of said Registry, thence along Run and Jump Creek and with the easterly line of Lot 6, Block D, and continuing with the line of the City of Durham Property as described in Deed Book 1499, Page 389 of said Registry the following fourteen
(14) courses and distances: (1) North 03-04-24 West 4.15 feet to a point; (2) North 24-56-00 West 32.13 feet to a point; (3) North 17-33-00 East 37.63 feet to a point; (4) North 03-21-00 West 50.52 feet to a point; (5) North 11-59-00 West
82.83 feet to a point; (6) North 01-44-07 West 71.03 feet to a point; (7) North 06-34-13 West 53.44 feet to a point; (8) North 03-31-54 West 69.18 feet to a point; (9) North 02-40-18 West 37.25 feet to a point; (10) North 20-17-01 West
19.13 feet to a point; (11) North 19-02-12 West 65.12 feet to a point; (12) North 18-34-12 West 43.10 feet to a point; (13) North 45-23-30 West 41.23 feet to a point; (14) North 00-23-34 East 48.96 feet to a point at a southwest corner of the Mary Jane Nye Property as recorded in Map Book 136, Page 211 of said Registry, thence with the line of the Mary Jane Nye Property and continuing with the line of Lots 37 through 47, Block 2, Village Green North, Section Two as recorded in Map Book 104, Pages 144-A of said Registry and with the line of Lots 1, 9, 10, 11, 14, Block 2, Village Green North, Section Two as recorded in Map Book 102, Page 97 of said Registry, South 83-54-31 East, passing a new iron rod at 18.00 feet, for a total distance of 1797.30 feet to a new iron rod in the center line of the abandoned right-of-way of Broad Street; thence with the center line of the abandoned right-of-way of Broad Street the following two (2) courses and distances: (1) South 37-47-46 East 9.62 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of 309.44 feet an arc length of 171.00 feet (chord: South 21-57-54 East 168.83 feet) to the point and place of BEGINNING; containing 898,529 square feet or 20.6274 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 2

BEGINNING at a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way) said iron being the northwest corner of Edward H. Benson property as described in Deed Book 1123, Page 191 of the Durham County Public Registry, and runs thence with line of Edward Benson South 21-16-47 East 749.69 feet to an existing iron pipe on the northerly margin of New Castle Road (60' public right-of-way), thence with the northerly margin and continuing with the easterly margin of New Castle Road the following six (6) courses and distances: (1) with the arc of a circular curve to the left having a radius of 584.91 feet an arc length of 124.50 feet, (chord: South 63-11-30 West 124.27 feet) to a new iron rod; (2) South 57-05-29 West 142.00 feet to an existing iron pipe; (3) with the arc of a circular curve to the right having a radius of 330.00 feet an arc length of 637.73 feet, (chord: North 67-32-35 West 543.03 feet) to a new iron rod; (4) with the arc of a circular curve to the right having a radius of 340.82 feet an arc length of 108.06 feet, (chord: North 03-05-40 West 107.61 feet) to an existing iron pipe; (5) North 06-05-29 East 323.42 feet to a new iron rod;
(6) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 27.36 feet, (chord: North 45-16-55 East 25.28 feet) to a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way), thence with the southerly margin of Wylewood Road the following two (2) courses and distances: (1) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 179.72 feet, (chord: North 73-26-22 East 178.61 feet) to a new iron rod; (2) North 62-24-22 East 273.32 feet to the point and place of BEGINNING; containing 445,257 square feet or 10.2217 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 3

BEGINNING at a new iron rod on the southerly margin of New Castle Road (60' public right-of-way) said iron being the northwest corner of BW Equities Corporation as recorded in Map Book 98, page 16 of the Durham County Public Registry, and runs thence with the line of BW Equities Corporation line the following five (5) courses and distances: (1) South 05-35-15 West 118.54 feet to a new iron rod; (2) South 41-15-40 East 162.80 feet to a new iron rod; (3) South 49-44-44 West 170.40 feet to a new iron rod; (4) North 54-32-59 West 1.47 feet to a new iron rod; (5) South 05-53-08 West passing thru a new iron at 26.38 feet a total distance of 44.03 feet to a point in Run and Jump Creek said point being on the line of Mary Dunnegan Belvin as described in Deed Book 198, Page 425 of said Registry, thence along Run and Jump Creek and with the line of Mary Dunnegan Belvin and with the line of Lot 6 thru Lot 12, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 85 of said Registry the following twenty one (21) courses and distances: (1) North 52-11-22 West 168.27 feet to a point; (2) North 84-02-32 West 89.50 feet to a point; (3) South 26-46-35 West 143.97 feet to a point; (4) South 73-34-47 West 118.70 feet to a point; (5) North 44-40-04 West 83.89 feet to a point; (6) North 10-30-21 West
138.63 feet to a point; (7) North 66-34-34 West 43.27 feet to a point; (8) North 31-49-51 East 70.46 feet to a point; (9) North 69-52-45 West 139.78 feet to a point; (10) North 43-16-14 West 218.76 feet to a point; (11) North 10-24-17 East
94.97 feet to a point; (12) North 07-15-09 East 30.38 feet to a point; (13) North 18-57-00 West 83.57 feet to a point ; (14) North 00-53-30 East 41.53 feet to a point; (15) North 05-19-30 West 124.77 feet to a point; (16) North 09-06-00 West 131.86 feet to a point; (17) North 04-24-30 East 56.92 to a point; (18) North 12-52-15 West 97.03 feet to a point; (19) North 13-09-35 East 104.84 feet to a point; (20) North 09-48-56 West 66.43 feet to a point; (21) North 03-04-27 West 65.45 feet to a point on the southerly margin of Wylewood Road (60' public right-of-way) thence with the southerly margin of Wylewood Road the following three (3) courses and distances: (1) South 84-23-54 East 171.75 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of
380.20 feet an arc length of 191.14 feet, (chord: South 69-59-47 East 189.13 feet) to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 228.67 feet, (chord: South 69-38-00 East 226.39 feet) to a new iron rod on the westerly margin of New Castle Road
(60' public right-of-way), thence with the westerly margin of New Castle Road and continuing with the southerly margin of New Castle Road the following four
(4) courses and distances: (1) with the arc of a circular curve to the left having a radius of 20.00 feet an arc length of 31.34 feet, (chord: South 38-47-26 East 28.23 feet) to a new iron rod; (2) South 06-05-30 West 312.84 feet to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 400.82 feet an arc length of 127.80 feet, (chord: South 03-02-35 East
127.26 feet) to a new iron rod; (4) with the arc of a circular curve to the left having a radius of 390.00 feet an arc length of 450.55 feet, (chord: South 45-16-31 East 425.91 feet) to the point and place of BEGINNING containing 703,200 square feet or 16.1432 acres of land as shown on a survey prepared by R.
B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

                                  EXHIBIT 1.1.4

                            LIST OF EXCLUDED PERMITS

                            [To Be Inserted, If Any]

                                  EXHIBIT 1.1.7

                  LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT

1.  Any Buyer's Access computer and software.

                                 EXHIBIT 7.2.1.1

                          FORM OF LIMITED WARRANTY DEED

Drawn by and Return after recording to:

                              SPECIAL WARRANTY DEED

      THIS DEED made this _____ day of _____________, 2000, by Shelter Properties VI, a South Carolina limited partnership, having a principal address at Tower Two, 2000 South Colorado Boulevard, Suite 2-1000, Denver, Colorado 80222 ("GRANTOR") and _______________________________________ having an address of

 ("GRANTEE") (the designation Grantor and Grantee as used herein shall include said parties, their heirs, successors and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context);

                                   WITNESSETH:

      That Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has granted and sold and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple those certain lots or parcels of land situated in Durham County, North Carolina, which are more particularly described as follows:

      See Exhibit "A" attached hereto and incorporated herein.

      TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title interest, claim and demand whatsoever of Grantor, either in law or equity, of, in and to the above bargained premises, with the hereditaments, easements, rights of way and appurtenances, and with all of Grantor's interest, if any, in and to any and all minerals, water, ditches, wells, reservoirs and drains, and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, now or hereafter acquired under or above or used in connection with the property.

      The property hereinabove described was acquired by Grantor by instrument recorded on _________, in Book _____, Page _____, Durham County, North Carolina Public Registry (the "Registry").

            TO HAVE AND TO HOLD the aforesaid lots or parcels of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

      And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and that Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

      Title to the property hereinabove described is subject to the exceptions set forth on Exhibit "B" attached hereto and incorporated herein.

      IN WITNESS WHEREOF, the Grantors' managing partner has caused this instrument to be duly executed by its duly authorized officers and its seal to be hereunto affixed for and on behalf of and under seal of Grantor, the day and year first above written.

Grantor: SHELTER PROPERTIES VI, a South Carolina limited partnership

[Corporate Seal]
                                    By:   Shelter Realty VI Corporation, a South
ATTEST:                                   Carolina corporation,
                                          Its Managing Partner

                                          By:                          [SEAL]
            Secretary                           Name:
                                                Title:

                            Notarial Acknowledgement

                                [To Be Attached]

                         Exhibit "A" to EXHIBIT 7.2.1.1

                                LEGAL DESCRIPTION

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 1

BEGINNING at a new iron rod on the northerly margin of Wylewood Road (60' right-of-way) said iron being the intersection of the northerly margin of Wylewood Road with the center line of the abandoned right-of-way of Broad Street, said abandoned portion of Broad Street being described by deed recorded in Deed Book 1201, Page 609 of the Durham County Public Registry, and runs thence with the northerly margin of Wylewood Road the following six (6) courses and distances: (1) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 8.61 feet, (chord: South 77-12-39 West 8.55 feet) to a new iron rod; (2) with the arc of a circular curve to the left having a radius of 801.29 feet an arc length of 379.60 feet, (chord: South 75-58-39 West
376.07 feet) to a new iron rod; (3) South 62-24-21 West 645.00 feet to a new iron rod; (4) with the arc of a circular curve to the right having a radius of
406.62 feet an arc length of 440.00 feet,  (chord:  North  86-35-39  West 418.85 feet) to a new iron rod; (5) with the arc of a circular curve to the left having a radius of 440.20 feet an arc length of 221.30 feet, (chord: North 69-59-47 West 218.98 feet) to a new iron rod; (6) North 84-23-54 West 180.91 feet to a point in Run and Jump Creek, said point being on the easterly line of Lot 6, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 82 of said Registry, thence along Run and Jump Creek and with the easterly line of Lot 6, Block D, and continuing with the line of the City of Durham Property as described in Deed Book 1499, Page 389 of said Registry the following fourteen
(14) courses and distances: (1) North 03-04-24 West 4.15 feet to a point; (2) North 24-56-00 West 32.13 feet to a point; (3) North 17-33-00 East 37.63 feet to a point; (4) North 03-21-00 West 50.52 feet to a point; (5) North 11-59-00 West
82.83 feet to a point; (6) North 01-44-07 West 71.03 feet to a point; (7) North 06-34-13 West 53.44 feet to a point; (8) North 03-31-54 West 69.18 feet to a point; (9) North 02-40-18 West 37.25 feet to a point; (10) North 20-17-01 West
19.13 feet to a point; (11) North 19-02-12 West 65.12 feet to a point; (12) North 18-34-12 West 43.10 feet to a point; (13) North 45-23-30 West 41.23 feet to a point; (14) North 00-23-34 East 48.96 feet to a point at a southwest corner of the Mary Jane Nye Property as recorded in Map Book 136, Page 211 of said Registry, thence with the line of the Mary Jane Nye Property and continuing with the line of Lots 37 through 47, Block 2, Village Green North, Section Two as recorded in Map Book 104, Pages 144-A of said Registry and with the line of Lots 1, 9, 10, 11, 14, Block 2, Village Green North, Section Two as recorded in Map Book 102, Page 97 of said Registry, South 83-54-31 East, passing a new iron rod at 18.00 feet, for a total distance of 1797.30 feet to a new iron rod in the center line of the abandoned right-of-way of Broad Street; thence with the center line of the abandoned right-of-way of Broad Street the following two (2) courses and distances: (1) South 37-47-46 East 9.62 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of 309.44 feet an arc length of 171.00 feet (chord: South 21-57-54 East 168.83 feet) to the point and place of BEGINNING; containing 898,529 square feet or 20.6274 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 2

BEGINNING at a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way) said iron being the northwest corner of Edward H. Benson property as described in Deed Book 1123, Page 191 of the Durham County Public Registry, and runs thence with line of Edward Benson South 21-16-47 East 749.69 feet to an existing iron pipe on the northerly margin of New Castle Road (60' public right-of-way), thence with the northerly margin and continuing with the easterly margin of New Castle Road the following six (6) courses and distances: (1) with the arc of a circular curve to the left having a radius of 584.91 feet an arc length of 124.50 feet, (chord: South 63-11-30 West 124.27 feet) to a new iron rod; (2) South 57-05-29 West 142.00 feet to an existing iron pipe; (3) with the arc of a circular curve to the right having a radius of 330.00 feet an arc length of 637.73 feet, (chord: North 67-32-35 West 543.03 feet) to a new iron rod; (4) with the arc of a circular curve to the right having a radius of 340.82 feet an arc length of 108.06 feet, (chord: North 03-05-40 West 107.61 feet) to an existing iron pipe; (5) North 06-05-29 East 323.42 feet to a new iron rod;
(6) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 27.36 feet, (chord: North 45-16-55 East 25.28 feet) to a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way), thence with the southerly margin of Wylewood Road the following two (2) courses and distances: (1) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 179.72 feet, (chord: North 73-26-22 East 178.61 feet) to a new iron rod; (2) North 62-24-22 East 273.32 feet to the point and place of BEGINNING; containing 445,257 square feet or 10.2217 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 3

BEGINNING at a new iron rod on the southerly margin of New Castle Road (60' public right-of-way) said iron being the northwest corner of BW Equities Corporation as recorded in Map Book 98, page 16 of the Durham County Public Registry, and runs thence with the line of BW Equities Corporation line the following five (5) courses and distances: (1) South 05-35-15 West 118.54 feet to a new iron rod; (2) South 41-15-40 East 162.80 feet to a new iron rod; (3) South 49-44-44 West 170.40 feet to a new iron rod; (4) North 54-32-59 West 1.47 feet to a new iron rod; (5) South 05-53-08 West passing thru a new iron at 26.38 feet a total distance of 44.03 feet to a point in Run and Jump Creek said point being on the line of Mary Dunnegan Belvin as described in Deed Book 198, Page 425 of said Registry, thence along Run and Jump Creek and with the line of Mary Dunnegan Belvin and with the line of Lot 6 thru Lot 12, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 85 of said Registry the following twenty one (21) courses and distances: (1) North 52-11-22 West 168.27 feet to a point; (2) North 84-02-32 West 89.50 feet to a point; (3) South 26-46-35 West 143.97 feet to a point; (4) South 73-34-47 West 118.70 feet to a point; (5) North 44-40-04 West 83.89 feet to a point; (6) North 10-30-21 West
138.63 feet to a point; (7) North 66-34-34 West 43.27 feet to a point; (8) North 31-49-51 East 70.46 feet to a point; (9) North 69-52-45 West 139.78 feet to a point; (10) North 43-16-14 West 218.76 feet to a point; (11) North 10-24-17 East
94.97 feet to a point; (12) North 07-15-09 East 30.38 feet to a point; (13) North 18-57-00 West 83.57 feet to a point ; (14) North 00-53-30 East 41.53 feet to a point; (15) North 05-19-30 West 124.77 feet to a point; (16) North 09-06-00 West 131.86 feet to a point; (17) North 04-24-30 East 56.92 to a point; (18) North 12-52-15 West 97.03 feet to a point; (19) North 13-09-35 East 104.84 feet to a point; (20) North 09-48-56 West 66.43 feet to a point; (21) North 03-04-27 West 65.45 feet to a point on the southerly margin of Wylewood Road (60' public right-of-way) thence with the southerly margin of Wylewood Road the following three (3) courses and distances: (1) South 84-23-54 East 171.75 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of
380.20 feet an arc length of 191.14 feet, (chord: South 69-59-47 East 189.13 feet) to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 228.67 feet, (chord: South 69-38-00 East 226.39 feet) to a new iron rod on the westerly margin of New Castle Road
(60' public right-of-way), thence with the westerly margin of New Castle Road and continuing with the southerly margin of New Castle Road the following four
(4) courses and distances: (1) with the arc of a circular curve to the left having a radius of 20.00 feet an arc length of 31.34 feet, (chord: South 38-47-26 East 28.23 feet) to a new iron rod; (2) South 06-05-30 West 312.84 feet to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 400.82 feet an arc length of 127.80 feet, (chord: South 03-02-35 East
127.26 feet) to a new iron rod; (4) with the arc of a circular curve to the left having a radius of 390.00 feet an arc length of 450.55 feet, (chord: South 45-16-31 East 425.91 feet) to the point and place of BEGINNING containing 703,200 square feet or 16.1432 acres of land as shown on a survey prepared by R.
B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

                         Exhibit "B" to EXHIBIT 7.2.1.1

                              PERMITTED EXCEPTIONS

                                [To Be Attached]

                                 EXHIBIT 7.2.1.2

                              FORM OF BILL OF SALE

      This Bill of Sale ("Bill of Sale") is executed by SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller"), in favor of , a ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of December ___, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached hereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign to Purchaser, without recourse or warranty except as set forth in Section 2 below, all of Seller's right, title and interest, if any, in and to the Fixtures and Tangible Personal Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows: 1. As used herein, the term "Fixtures and Tangible Personal Property" shall mean, to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project, all of Sellers rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project, including, but not limited to, those items listed on Exhibit B attached hereto.

            The term "Fixtures and Tangible Personal Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

2. Sale and Transfer. Seller hereby assigns, sells and transfers to Purchaser, without recourse or warranty except as set forth in this Section 2, all of Seller's right, title and interest, if any, in and to the Fixtures and Tangible Personal Property, subject to any rights of consent as provided therein. To
Seller's knowledge (as defined in Section 8.1.4 of the Purchase Contract), Seller owns the Fixtures and Tangible Personal Property.

3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Fixtures and Tangible Personal Property and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Fixtures and Tangible Personal Property subsequent to the date hereof.

4. Counterparts. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Bill of Sale, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

6. Applicable Law. This Bill of Sale shall be governed by and interpreted in accordance with the laws of the State of North Carolina.

7. Titles and Section Headings. Titles of sections and subsections contained in this Bill of Sale are inserted for convenience of reference only, and neither form a part of this Bill of Sale or are to be used in its construction or interpretation.

8. Binding Effect. This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

9. Entire Agreement; Modification. This Bill of Sale supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

      WITNESS the signatures under seal of the undersigned.

Dated:                  , 2000


                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a South
                                          Carolina corporation,
                                          Its Managing Partner


                                          By:                            [SEAL]
                                                Name:
                                                Title:


                                   Purchaser:

                                    a

                                    By:
                                           [SEAL]
                                          Name:
                                          Title:

                         Exhibit "A" to EXHIBIT 7.2.1.2

                                LEGAL DESCRIPTION

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 1

BEGINNING at a new iron rod on the northerly margin of Wylewood Road (60' right-of-way) said iron being the intersection of the northerly margin of Wylewood Road with the center line of the abandoned right-of-way of Broad Street, said abandoned portion of Broad Street being described by deed recorded in Deed Book 1201, Page 609 of the Durham County Public Registry, and runs thence with the northerly margin of Wylewood Road the following six (6) courses and distances: (1) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 8.61 feet, (chord: South 77-12-39 West 8.55 feet) to a new iron rod; (2) with the arc of a circular curve to the left having a radius of 801.29 feet an arc length of 379.60 feet, (chord: South 75-58-39 West
376.07 feet) to a new iron rod; (3) South 62-24-21 West 645.00 feet to a new iron rod; (4) with the arc of a circular curve to the right having a radius of
406.62 feet an arc length of 440.00 feet,  (chord:  North  86-35-39  West 418.85 feet) to a new iron rod; (5) with the arc of a circular curve to the left having a radius of 440.20 feet an arc length of 221.30 feet, (chord: North 69-59-47 West 218.98 feet) to a new iron rod; (6) North 84-23-54 West 180.91 feet to a point in Run and Jump Creek, said point being on the easterly line of Lot 6, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 82 of said Registry, thence along Run and Jump Creek and with the easterly line of Lot 6, Block D, and continuing with the line of the City of Durham Property as described in Deed Book 1499, Page 389 of said Registry the following fourteen
(14) courses and distances: (1) North 03-04-24 West 4.15 feet to a point; (2) North 24-56-00 West 32.13 feet to a point; (3) North 17-33-00 East 37.63 feet to a point; (4) North 03-21-00 West 50.52 feet to a point; (5) North 11-59-00 West
82.83 feet to a point; (6) North 01-44-07 West 71.03 feet to a point; (7) North 06-34-13 West 53.44 feet to a point; (8) North 03-31-54 West 69.18 feet to a point; (9) North 02-40-18 West 37.25 feet to a point; (10) North 20-17-01 West
19.13 feet to a point; (11) North 19-02-12 West 65.12 feet to a point; (12) North 18-34-12 West 43.10 feet to a point; (13) North 45-23-30 West 41.23 feet to a point; (14) North 00-23-34 East 48.96 feet to a point at a southwest corner of the Mary Jane Nye Property as recorded in Map Book 136, Page 211 of said Registry, thence with the line of the Mary Jane Nye Property and continuing with the line of Lots 37 through 47, Block 2, Village Green North, Section Two as recorded in Map Book 104, Pages 144-A of said Registry and with the line of Lots 1, 9, 10, 11, 14, Block 2, Village Green North, Section Two as recorded in Map Book 102, Page 97 of said Registry, South 83-54-31 East, passing a new iron rod at 18.00 feet, for a total distance of 1797.30 feet to a new iron rod in the center line of the abandoned right-of-way of Broad Street; thence with the center line of the abandoned right-of-way of Broad Street the following two (2) courses and distances: (1) South 37-47-46 East 9.62 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of 309.44 feet an arc length of 171.00 feet (chord: South 21-57-54 East 168.83 feet) to the point and place of BEGINNING; containing 898,529 square feet or 20.6274 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 2

BEGINNING at a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way) said iron being the northwest corner of Edward H. Benson property as described in Deed Book 1123, Page 191 of the Durham County Public Registry, and runs thence with line of Edward Benson South 21-16-47 East 749.69 feet to an existing iron pipe on the northerly margin of New Castle Road (60' public right-of-way), thence with the northerly margin and continuing with the easterly margin of New Castle Road the following six (6) courses and distances: (1) with the arc of a circular curve to the left having a radius of 584.91 feet an arc length of 124.50 feet, (chord: South 63-11-30 West 124.27 feet) to a new iron rod; (2) South 57-05-29 West 142.00 feet to an existing iron pipe; (3) with the arc of a circular curve to the right having a radius of 330.00 feet an arc length of 637.73 feet, (chord: North 67-32-35 West 543.03 feet) to a new iron rod; (4) with the arc of a circular curve to the right having a radius of 340.82 feet an arc length of 108.06 feet, (chord: North 03-05-40 West 107.61 feet) to an existing iron pipe; (5) North 06-05-29 East 323.42 feet to a new iron rod;
(6) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 27.36 feet, (chord: North 45-16-55 East 25.28 feet) to a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way), thence with the southerly margin of Wylewood Road the following two (2) courses and distances: (1) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 179.72 feet, (chord: North 73-26-22 East 178.61 feet) to a new iron rod; (2) North 62-24-22 East 273.32 feet to the point and place of BEGINNING; containing 445,257 square feet or 10.2217 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 3

BEGINNING at a new iron rod on the southerly margin of New Castle Road (60' public right-of-way) said iron being the northwest corner of BW Equities Corporation as recorded in Map Book 98, page 16 of the Durham County Public Registry, and runs thence with the line of BW Equities Corporation line the following five (5) courses and distances: (1) South 05-35-15 West 118.54 feet to a new iron rod; (2) South 41-15-40 East 162.80 feet to a new iron rod; (3) South 49-44-44 West 170.40 feet to a new iron rod; (4) North 54-32-59 West 1.47 feet to a new iron rod; (5) South 05-53-08 West passing thru a new iron at 26.38 feet a total distance of 44.03 feet to a point in Run and Jump Creek said point being on the line of Mary Dunnegan Belvin as described in Deed Book 198, Page 425 of said Registry, thence along Run and Jump Creek and with the line of Mary Dunnegan Belvin and with the line of Lot 6 thru Lot 12, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 85 of said Registry the following twenty one (21) courses and distances: (1) North 52-11-22 West 168.27 feet to a point; (2) North 84-02-32 West 89.50 feet to a point; (3) South 26-46-35 West 143.97 feet to a point; (4) South 73-34-47 West 118.70 feet to a point; (5) North 44-40-04 West 83.89 feet to a point; (6) North 10-30-21 West
138.63 feet to a point; (7) North 66-34-34 West 43.27 feet to a point; (8) North 31-49-51 East 70.46 feet to a point; (9) North 69-52-45 West 139.78 feet to a point; (10) North 43-16-14 West 218.76 feet to a point; (11) North 10-24-17 East
94.97 feet to a point; (12) North 07-15-09 East 30.38 feet to a point; (13) North 18-57-00 West 83.57 feet to a point ; (14) North 00-53-30 East 41.53 feet to a point; (15) North 05-19-30 West 124.77 feet to a point; (16) North 09-06-00 West 131.86 feet to a point; (17) North 04-24-30 East 56.92 to a point; (18) North 12-52-15 West 97.03 feet to a point; (19) North 13-09-35 East 104.84 feet to a point; (20) North 09-48-56 West 66.43 feet to a point; (21) North 03-04-27 West 65.45 feet to a point on the southerly margin of Wylewood Road (60' public right-of-way) thence with the southerly margin of Wylewood Road the following three (3) courses and distances: (1) South 84-23-54 East 171.75 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of
380.20 feet an arc length of 191.14 feet, (chord: South 69-59-47 East 189.13 feet) to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 228.67 feet, (chord: South 69-38-00 East 226.39 feet) to a new iron rod on the westerly margin of New Castle Road
(60' public right-of-way), thence with the westerly margin of New Castle Road and continuing with the southerly margin of New Castle Road the following four
(4) courses and distances: (1) with the arc of a circular curve to the left having a radius of 20.00 feet an arc length of 31.34 feet, (chord: South 38-47-26 East 28.23 feet) to a new iron rod; (2) South 06-05-30 West 312.84 feet to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 400.82 feet an arc length of 127.80 feet, (chord: South 03-02-35 East
127.26 feet) to a new iron rod; (4) with the arc of a circular curve to the left having a radius of 390.00 feet an arc length of 450.55 feet, (chord: South 45-16-31 East 425.91 feet) to the point and place of BEGINNING containing 703,200 square feet or 16.1432 acres of land as shown on a survey prepared by R.
B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

                                 EXHIBIT 7.2.1.3

                               GENERAL ASSIGNMENT

      This General  Assignment  ("Assignment") is executed by SHELTER PROPERTIES
VI,  a  South  Carolina  limited  partnership  ("Seller"),   in  favor  of  ,  a
("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of December __, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached hereto and the improvements located thereon (collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Contract.

      Pursuant to the Purchase Contract, Seller has agreed to assign to Purchaser, without recourse or warranty except as set forth in Section 4 below, all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined) and the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows: 1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

o Property Contracts. All of Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts or similar contracts which relate to the ownership, maintenance, construction or repair or operation of the Project.

o Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

o Licenses and Permits. All of Seller's rights and interests in and to all licenses or permits granted by governmental authorities having jurisdiction over the Project and utilized with respect to the Project.

            The term "Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.
2. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project. The term "Miscellaneous Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "Foxfire - Barcelona Apartments".

3. The term "Miscellaneous Property Assets" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

4. Assignment. Seller hereby assigns, sells and transfers to Purchaser, without recourse or warranty except as set forth in this Section 4 below, all of Seller's right, title and interest, if any, in and to the Property and the Miscellaneous Property Assets, subject to any rights of consent as provided therein. To Seller's knowledge (as defined in Section 8.1.4 of the Purchase Contract), Seller owns the Property and the Miscellaneous Property Assets.

5. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property and the Miscellaneous Property Assets, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets pertaining to acts arising prior to the date hereof. 6. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

7. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

8. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of North Carolina.

9. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

10. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

11. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

                    [Remainder of Page Intentionally Left Blank]

      WITNESS the signatures under seal of the undersigned.

Dated:                      , 2000


                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a South
                                          Carolina corporation,
                                          Its Managing Partner


                                          By:                            [SEAL]
                                                Name:
                                                Title:


                                   Purchaser:

                                    a

                                    By:
                                           [SEAL]
                                          Name:
                                          Title:

                        Exhibit "A" to EXHIBIT 7.2.1.3

                                LEGAL DESCRIPTION

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 1

BEGINNING at a new iron rod on the northerly margin of Wylewood Road (60' right-of-way) said iron being the intersection of the northerly margin of Wylewood Road with the center line of the abandoned right-of-way of Broad Street, said abandoned portion of Broad Street being described by deed recorded in Deed Book 1201, Page 609 of the Durham County Public Registry, and runs thence with the northerly margin of Wylewood Road the following six (6) courses and distances: (1) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 8.61 feet, (chord: South 77-12-39 West 8.55 feet) to a new iron rod; (2) with the arc of a circular curve to the left having a radius of 801.29 feet an arc length of 379.60 feet, (chord: South 75-58-39 West
376.07 feet) to a new iron rod; (3) South 62-24-21 West 645.00 feet to a new iron rod; (4) with the arc of a circular curve to the right having a radius of
406.62 feet an arc length of 440.00 feet,  (chord:  North  86-35-39  West 418.85 feet) to a new iron rod; (5) with the arc of a circular curve to the left having a radius of 440.20 feet an arc length of 221.30 feet, (chord: North 69-59-47 West 218.98 feet) to a new iron rod; (6) North 84-23-54 West 180.91 feet to a point in Run and Jump Creek, said point being on the easterly line of Lot 6, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 82 of said Registry, thence along Run and Jump Creek and with the easterly line of Lot 6, Block D, and continuing with the line of the City of Durham Property as described in Deed Book 1499, Page 389 of said Registry the following fourteen
(14) courses and distances: (1) North 03-04-24 West 4.15 feet to a point; (2) North 24-56-00 West 32.13 feet to a point; (3) North 17-33-00 East 37.63 feet to a point; (4) North 03-21-00 West 50.52 feet to a point; (5) North 11-59-00 West
82.83 feet to a point; (6) North 01-44-07 West 71.03 feet to a point; (7) North 06-34-13 West 53.44 feet to a point; (8) North 03-31-54 West 69.18 feet to a point; (9) North 02-40-18 West 37.25 feet to a point; (10) North 20-17-01 West
19.13 feet to a point; (11) North 19-02-12 West 65.12 feet to a point; (12) North 18-34-12 West 43.10 feet to a point; (13) North 45-23-30 West 41.23 feet to a point; (14) North 00-23-34 East 48.96 feet to a point at a southwest corner of the Mary Jane Nye Property as recorded in Map Book 136, Page 211 of said Registry, thence with the line of the Mary Jane Nye Property and continuing with the line of Lots 37 through 47, Block 2, Village Green North, Section Two as recorded in Map Book 104, Pages 144-A of said Registry and with the line of Lots 1, 9, 10, 11, 14, Block 2, Village Green North, Section Two as recorded in Map Book 102, Page 97 of said Registry, South 83-54-31 East, passing a new iron rod at 18.00 feet, for a total distance of 1797.30 feet to a new iron rod in the center line of the abandoned right-of-way of Broad Street; thence with the center line of the abandoned right-of-way of Broad Street the following two (2) courses and distances: (1) South 37-47-46 East 9.62 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of 309.44 feet an arc length of 171.00 feet (chord: South 21-57-54 East 168.83 feet) to the point and place of BEGINNING; containing 898,529 square feet or 20.6274 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 2

BEGINNING at a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way) said iron being the northwest corner of Edward H. Benson property as described in Deed Book 1123, Page 191 of the Durham County Public Registry, and runs thence with line of Edward Benson South 21-16-47 East 749.69 feet to an existing iron pipe on the northerly margin of New Castle Road (60' public right-of-way), thence with the northerly margin and continuing with the easterly margin of New Castle Road the following six (6) courses and distances: (1) with the arc of a circular curve to the left having a radius of 584.91 feet an arc length of 124.50 feet, (chord: South 63-11-30 West 124.27 feet) to a new iron rod; (2) South 57-05-29 West 142.00 feet to an existing iron pipe; (3) with the arc of a circular curve to the right having a radius of 330.00 feet an arc length of 637.73 feet, (chord: North 67-32-35 West 543.03 feet) to a new iron rod; (4) with the arc of a circular curve to the right having a radius of 340.82 feet an arc length of 108.06 feet, (chord: North 03-05-40 West 107.61 feet) to an existing iron pipe; (5) North 06-05-29 East 323.42 feet to a new iron rod;
(6) with the arc of a circular curve to the right having a radius of 20.00 feet an arc length of 27.36 feet, (chord: North 45-16-55 East 25.28 feet) to a new iron rod on the southerly margin of Wylewood Road (60' public right-of-way), thence with the southerly margin of Wylewood Road the following two (2) courses and distances: (1) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 179.72 feet, (chord: North 73-26-22 East 178.61 feet) to a new iron rod; (2) North 62-24-22 East 273.32 feet to the point and place of BEGINNING; containing 445,257 square feet or 10.2217 acres of land as shown on a survey prepared by R. B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

That certain tract or parcel of land situated, lying and being in the City of Durham, Durham County, North Carolina and being more particularly described as follows:

Tract 3

BEGINNING at a new iron rod on the southerly margin of New Castle Road (60' public right-of-way) said iron being the northwest corner of BW Equities Corporation as recorded in Map Book 98, page 16 of the Durham County Public Registry, and runs thence with the line of BW Equities Corporation line the following five (5) courses and distances: (1) South 05-35-15 West 118.54 feet to a new iron rod; (2) South 41-15-40 East 162.80 feet to a new iron rod; (3) South 49-44-44 West 170.40 feet to a new iron rod; (4) North 54-32-59 West 1.47 feet to a new iron rod; (5) South 05-53-08 West passing thru a new iron at 26.38 feet a total distance of 44.03 feet to a point in Run and Jump Creek said point being on the line of Mary Dunnegan Belvin as described in Deed Book 198, Page 425 of said Registry, thence along Run and Jump Creek and with the line of Mary Dunnegan Belvin and with the line of Lot 6 thru Lot 12, Block D, Sedgefield Terrace, Section Two as recorded in Map Book 52, Page 85 of said Registry the following twenty one (21) courses and distances: (1) North 52-11-22 West 168.27 feet to a point; (2) North 84-02-32 West 89.50 feet to a point; (3) South 26-46-35 West 143.97 feet to a point; (4) South 73-34-47 West 118.70 feet to a point; (5) North 44-40-04 West 83.89 feet to a point; (6) North 10-30-21 West
138.63 feet to a point; (7) North 66-34-34 West 43.27 feet to a point; (8) North 31-49-51 East 70.46 feet to a point; (9) North 69-52-45 West 139.78 feet to a point; (10) North 43-16-14 West 218.76 feet to a point; (11) North 10-24-17 East
94.97 feet to a point; (12) North 07-15-09 East 30.38 feet to a point; (13) North 18-57-00 West 83.57 feet to a point ; (14) North 00-53-30 East 41.53 feet to a point; (15) North 05-19-30 West 124.77 feet to a point; (16) North 09-06-00 West 131.86 feet to a point; (17) North 04-24-30 East 56.92 to a point; (18) North 12-52-15 West 97.03 feet to a point; (19) North 13-09-35 East 104.84 feet to a point; (20) North 09-48-56 West 66.43 feet to a point; (21) North 03-04-27 West 65.45 feet to a point on the southerly margin of Wylewood Road (60' public right-of-way) thence with the southerly margin of Wylewood Road the following three (3) courses and distances: (1) South 84-23-54 East 171.75 feet to a new iron rod; (2) with the arc of a circular curve to the right having a radius of
380.20 feet an arc length of 191.14 feet, (chord: South 69-59-47 East 189.13 feet) to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 466.62 feet an arc length of 228.67 feet, (chord: South 69-38-00 East 226.39 feet) to a new iron rod on the westerly margin of New Castle Road
(60' public right-of-way), thence with the westerly margin of New Castle Road and continuing with the southerly margin of New Castle Road the following four
(4) courses and distances: (1) with the arc of a circular curve to the left having a radius of 20.00 feet an arc length of 31.34 feet, (chord: South 38-47-26 East 28.23 feet) to a new iron rod; (2) South 06-05-30 West 312.84 feet to a new iron rod; (3) with the arc of a circular curve to the left having a radius of 400.82 feet an arc length of 127.80 feet, (chord: South 03-02-35 East
127.26 feet) to a new iron rod; (4) with the arc of a circular curve to the left having a radius of 390.00 feet an arc length of 450.55 feet, (chord: South 45-16-31 East 425.91 feet) to the point and place of BEGINNING containing 703,200 square feet or 16.1432 acres of land as shown on a survey prepared by R.
B. Pharr & Associates, P.A. dated March 23, 2000 bearing file No. W-2527.

                                    EXHIBIT B

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of December, 2000 by and among SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller"), and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser"); and STEWART TITLE GUARANTY COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the _____day of December, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide a deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (the "Initial Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Whereas,  the  Purchase  Contract  requires  that on or  before  5:00 p.m.
Eastern time on the date of expiration of the Feasibility Period, Purchaser shall provide an additional deposit in the amount of Two Hundred Forty Thousand and No/100 Dollars ($240,000.00) in cash (the "Additional Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller

      Now, therefore, the parties agree to the following:

1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (constituting the Initial Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

2. Investment of Escrow Fund. All funds received by Escrow Agent, including the Initial Deposit and, to the extent paid, the Additional Deposit and the Extension Deposit, (as defined in the Purchase Contract) (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest -bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

      If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate. 4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute.

5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement. 7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S. Mail) and addressed as set forth below:

            If to Seller:                      If to Purchaser:

            SHELTER PROPERTIES VI              LANE REALTY ADVISORS, INC.
            2000 South Colorado Boulevard      5555 Glenridge Connector,
            Tower Two, Suite 2-1000            Suite 700
            Denver, Colorado  80222            Atlanta, Georgia  30342
            Attn:  Mr. Harry Alcock            Attn:  Mr. Scott J. Levitt
            Facsimile No. (303) 692-0786       Facsimile No. (404) 459-6248

                  And                                With a copy to

            SHELTER PROPERTIES VI              Morris, Manning & Martin LLP
            2000 South Colorado Boulevard      1600 Atlanta Financial Center
            Tower Two, Suite 2-1000            3343 Peachtree Road, N.E.
            Denver, Colorado 80222             Atlanta, Georgia 30326-1044
            Attn:  Mr. Pat Stucker             Attn:  Bruce Wobek, Esq.
            Facsimile No. (303) 692-0786       Facsimile No. (404) 365-9532

                  With a copy to               If to Escrow Agent:

            Loeb & Loeb, LLP                   Stewart Title Guaranty Company
            1000 Wilshire Boulevard, Suite     1980 Post Oak Boulevard, Suite
            1800                               610
            Los Angeles, California  90017     Houston, Texas  77056
            Attn: Andrew S. Clare, Esq. and    Attn: Ms. Tammy Wagner
                  Karen Higgins, Esq.          Facsimile no. (713) 552-1703
            Facsimile No. (213) 688-3460

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive a fee of $500.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.
13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a South
                                          Carolina corporation,
                                          Its Managing Partner


                                          By:                            [SEAL]
                                                Name:
                                                Title:


                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,

                                    a Georgia corporation

                                    By:
                                           [SEAL]
                                          Name:
                                          Title:
                                  Escrow Agent:

                                    STEWART TITLE GUARANTY COMPANY

                                    By:
                                          [SEAL]
                                           Name:
                                          Title:

                                TABLE OF CONTENTS

ARTICLE 1   DEFINED TERMS...................................................4

ARTICLE 2   PURCHASE AND SALE OF PROPERTY...................................7

ARTICLE 3   PURCHASE PRICE & DEPOSIT........................................7

ARTICLE 4   FINANCING.......................................................8

ARTICLE 5   FEASIBILITY PERIOD..............................................8

ARTICLE 6   TITLE..........................................................10

ARTICLE 7   CLOSING........................................................12

ARTICLE 8   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND
            PURCHASER......................................................17

ARTICLE 9   CONDITIONS PRECEDENT TO CLOSING................................22

ARTICLE 10  BROKERAGE......................................................23

ARTICLE 11  POSSESSION.....................................................23

ARTICLE 12  DEFAULTS AND REMEDIES..........................................24

ARTICLE 13  RISK OF LOSS OR CASUALTY.......................................24

ARTICLE 14  RATIFICATION...................................................25

ARTICLE 15  EMINENT DOMAIN.................................................25

ARTICLE 16  MISCELLANEOUS..................................................25

                               FIRST AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 5th day of October, 2000, by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser").

                                W I T N E S S E T H:

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated August 18, 2000 (the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of the Property (as defined in the Contract);

      WHEREAS, the parties hereto desire to amend and modify the Contract in certain respects, all as more particularly set forth below.

      NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby agree as follows:

     All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

Purchaser and Seller hereby acknowledge that the Contract was effectively terminated as of September 18, 2000 by that certain letter dated September 18, 2000 from Melissa A. Schnell, Purchaser's counsel, to Shelter Properties VI effecting a termination of the Contract. Purchaser and Seller agree that the Contract is hereby reinstated, and is in full force and effect as if never terminated, as of the date of this Amendment without any further action on the part of either party.

                    The Contract is hereby modified as follows:

      The  following  language  is  hereby  deleted  from  Paragraph  9.1 of the
Contract:

                  "The total purchase price ("Purchase  Price") for the Property shall be Fourteen Million Two Hundred Fifty Thousand and no/100 Dollars ($14,250,000.00), which shall be paid by Purchaser as follows:

      And the following language inserted in lieu thereof:

                  "The total purchase price ("Purchase  Price") for the Property shall be Fourteen Million One Hundred Fifty Thousand and no/100 Dollars ($14,150,000.00), which shall be paid by Purchaser, as follows:"

      The  following  language is hereby  deleted  from  Paragraph  7.1.1 of the
Contract:

                  "The  Closing  shall occur no later than thirty (30)  calendar days after the  expiration  of the  Feasibility  Period,  through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing, (a) Purchaser shall have the right to close prior to the originally scheduled Closing Date on the condition that Purchaser pay Seller's additional interest costs incurred in connection with prepaying Seller's first mortgage on the Property prior to the originally scheduled Closing Date, and (b) Purchaser shall have the right to extend the Closing Date for up to thirty (30) calendar days on the condition that (i) on or before 5 P.M. Eastern Time on the fifth (5th) calendar day prior to the originally scheduled Closing Date, Purchaser shall deliver to Escrow Agent an additional non-refundable deposit in the amount of $50,000.00 (the "Extension Deposit"), which deposit shall be applied toward the Purchase Price, (ii) Purchaser notifies Seller on or before 5 P.M. Eastern Time on the fifth (5th) calendar day prior to the originally scheduled Closing Date that Purchaser is exercising this extension option, and (iii) Purchaser pay Seller's additional interest costs incurred in connection with prepaying Seller's first mortgage on the Property after the originally scheduled Closing Date."

      And the following language inserted in lieu thereof:

                  "The  Closing  shall occur no later than  November  14,  2000, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing, (a) Purchaser shall have the right to close prior to the originally scheduled Closing Date on the condition that Purchaser pay Seller's actual additional interest cost incurred in connection with prepaying Seller's first and second mortgages on the Property, not to exceed one month's interest, prior to the originally scheduled Closing Date only if Purchaser's failure to close on Seller's lender's designated date results in a situation where Seller owes its Lender interest for a period between the actual Closing Date and the originally schedule Closing Date as a result of accelerating the Closing Date, and (b) Purchaser shall have the right to extend the Closing Date for up to thirty (30) calendar days on the condition (i) on or before 5 P.M. Eastern Time on the third (3rd) calendar day prior to the originally scheduled Closing Date, Purchaser shall deliver to Escrow Agent an additional non-refundable deposit in the amount of $50,000.00 (the "Extension Deposit"), which deposit shall be applied toward the Purchase Price,
            (ii) Purchaser will endeavor in good faith to notify Seller on or before November 1, 2000 as to the time frame within which Purchaser intends to close the transaction, (iii) Purchaser notifies Seller on or before 5 P.M. Eastern Time on the third (3rd) calendar day prior to the originally scheduled Closing Date that Purchaser is exercising this extension option, and (iv) Purchaser pay Seller's actual additional interest cost incurred in connection with prepaying Seller's first and second mortgages on the Property, not to exceed one month's interest, after the originally scheduled Closing Date only if Purchaser's failure to close on Seller's lender's designated date results in a situation where Seller owes its Lender interest for a period after the Closing Date, as so extended, as a result of such extension of Closing."

Seller hereby acknowledges receipt of Purchaser's Objection Notice, by means of those certain letters from Melissa A. Schnell, Purchaser's counsel, to Shelter Properties VI, dated September 15, 2000 and September 18, 2000, detailing Purchaser's objections to title for the Property. Purchaser and Seller hereby agree that, within ten (10) days of the date hereof, Seller will deliver its Response Notice to Purchaser detailing which title objections Seller elects to cure prior to Closing.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

      IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment effective the day and year first written above.

                                     Seller:

                                SHELTER PROPERTIES VI, a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation,
                                          Its Managing Partner


                                    By:
                                          Harry Alcock, Executive Vice President

                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,
                                    a Georgia corporation

                                    By:

                                   Print Name:

                                    Its:

                               SECOND AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 16th day of October, 2000, by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser").

                                W I T N E S S E T H:

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated August 18, 2000, as amended by that certain First Amendment to Purchase and Sale Contract dated October 5, 2000 (collectively the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of the Property (as defined in the Contract);

      WHEREAS, the parties hereto, desire to amend and modify the Contract in certain respects, all as more particularly set forth below.

      NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby agree as follows:

    All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

Purchaser and Seller hereby acknowledge that, pursuant to the terms of the Contract, Seller is required to deliver its Response Notice to Purchaser, detailing which title objections Seller elects to cure prior to Closing, no later than October 15, 2000. Purchaser and Seller hereby agree to extend the period of time for Seller to deliver its Response Notice to Purchaser due to Seller's ongoing efforts to cure such title objections such that Seller may convey title to the Property to Purchaser in accordance with the requirements of the Contract. Notwithstanding anything in the Contract to the contrary, Purchaser and Seller hereby agree that, no later than 5:00 p.m. Eastern Standard Time on October 23, 2000, Seller will deliver its Response Notice to Purchaser detailing which title objections Seller elects to cure prior to Closing. By granting the above-referenced extension for delivery of Seller's Response Notice to Purchaser, Purchaser in no way waives, and hereby expressly reserves, all of Purchaser's rights and remedies under the Contract in the event that Seller fails to convey title to the Property to Purchaser in accordance with the requirements of the Contract. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

      IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment effective the day and year first written above.

                                     Seller:

                                SHELTER PROPERTIES VI, a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation,
                                          Its Managing Partner


                                    By:
                                          Harry Alcock, Executive Vice President

                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,
                                    a Georgia corporation

                                    By:

                                   Print Name:

                                    Its:

                               THIRD AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 25th day of October, 2000, by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser").

                                W I T N E S S E T H:

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated August 18, 2000, as amended by that certain First Amendment to Purchase and Sale Contract dated October 5, 2000, and that certain Second Amendment to Purchase and Sale Contract dated October 16, 2000 (collectively the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of the Property (as defined in the Contract);

      WHEREAS, the parties hereto desire to amend and modify the Contract in certain respects, all as more particularly set forth below.

      NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby agree as follows:

    All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

     Purchaser and Seller hereby acknowledge that, pursuant to the terms of the Contract, Purchaser is required to deliver its notice to Seller, regarding

Purchaser's election to terminate the Contract based on Seller's Response Notice (as defined in the Contract), no later than October 25, 2000, which is the date five (5) days after the issuance of Seller's Response Notice. Purchaser and Seller hereby agree to extend the period of time for Purchaser to deliver the above-described notice to Seller due to Purchaser's and Seller's ongoing efforts to cure title objections such that Seller may convey title to the Property to Purchaser in accordance with the requirements of the Contract. Notwithstanding anything in the Contract to the contrary, Purchaser and Seller hereby agree that, no later than 5:00 p.m. Eastern Standard Time on October 30, 2000 (the "Response Deadline"), Purchaser will deliver the above described notice to Seller informing Seller whether or not Purchaser elects to terminate the Contract. By obtaining the above-referenced extension for delivery of Purchaser's notice to terminate based on Seller's Response Notice (as defined in the Agreement), Purchaser in no way waives, andhereby expressly reserves, all of Purchaser's rights and remedies under the Contract in the event that Seller fails to convey title to the Property to Purchaser in accordance with the requirements of the Contract. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptly thereafter.

Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

      IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment effective the day and year first written above.

                                     Seller:

                                SHELTER PROPERTIES VI, a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation,
                                          Its Managing Partner


                                    By:
                                          Harry Alcock, Executive Vice President

                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,
                                    a Georgia corporation

                                    By:

                                   Print Name:

                                    Its:

                               FOURTH AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

            THIS FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the November 14, 2000 by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and FOXFIRE APARTMENTS LLC, a Delaware limited liability company ("Purchaser"), as assignee of Lane Realty Advisors, Inc., a Georgia corporation ("Original Purchaser").

                                   RECITALS

            A. Seller and Original Purchaser entered into a Purchase and Sale Contract dated as of August 18, 2000, as amended and assigned (collectively, the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller, the premises located in Durham County, North Carolina, commonly known as the "Foxfire-Barcelona Apartments," as more particularly described in Exhibit A attached to the Agreement (the "Property").

     B. Seller and Purchaser have agreed to modify the terms of the Agreement as set forth in this Amendment.


     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

                                  AGREEMENTS

     1. Closing Date/Agreement to Pay Additional Interest Costs. The Closing Date is hereby extended from November 14, 2000 to November 15, 2000 on the condition that if funds are not received by Seller's lender by such lender's required payoff time on November 15, 2000, and Seller's lender requires the payment of an additional thirty (30) days interest to accept such prepayment, then Purchaser agrees that it shall be solely liable for the payment of such additional interest costs. Purchaser acknowledges that Seller has no obligation to extend the Closing Date beyond November 15, 2000 and that Seller's agreement to extend the Closing Date from November 14, 2000 to November 15, 2000 is based on Purchaser's agreement to pay the additional interest charges mentioned above if required by Seller's lender.

     2. Effectiveness of Agreement. Except as modified by this Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect.

     3. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

     4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

            IN WITNESS WHEREOF, Seller and Purchaser have entered into this Fourth Amendment as of the date first above stated.

                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation,
                                          a South Carolina corporation,
                                          Its Managing Partner



                                          By: __________________________
                                              Harry Alcock, Its Executive Vice
                                              President


                                   Purchaser:

                                    FOXFIRE APARTMENTS LLC, a Delaware limited liability company

                                   By:Foxfire Manager, L.L.C., a Georgia limited
                                      liability company, its managing member

                                   By: Foxfire Management I, Inc., a Georgia
                                       corporation, its managing member

                                             By:
                                                  Its Authorized Officer

                    ASSIGNMENT OF PURCHASE AND SALE CONTRACT

      THIS ASSIGNMENT OF PURCHASE AND SALE CONTRACT (this "Assignment") is entered into by and between LANE REALTY ADVISORS, INC., a Georgia corporation (hereinafter called "Assignor"), and FOXFIRE APARTMENTS LLC, a Delaware limited liability company (hereinafter called "Assignee").

                                W I T N E S S E T H:

      WHEREAS, Assignor, as Purchaser, entered into that certain Purchase and Sale Contract between Shelter Properties VI, a South Carolina limited partnership ("Seller") and Assignor dated August 18, 2000, as amended by that certain First Amendment to Purchase and Sale Contract dated October 5, 2000, that certain Second Amendment to Purchase and Sale Contract dated October 16, 2000, and that certain Third Amendment to Purchase and Sale Contract dated October 25, 2000 (collectively the "Contract") regarding the purchase and sale of the Foxfire Apartments, Durham, North Carolina (the "Property"); and

      WHEREAS, Assignor desires to assign the Contract to Assignee so that Assignee may acquire the Property.

      NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties agree as follows:

            Assignor hereby assigns to Assignee the Purchaser's rights under the Contract for the purchase of the Property.

            Assignee hereby assumes the Assignor's rights under the Contract to acquire the Property from Seller, however, Assignor is not released from liability under the Contract.

      This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Assignment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Assignment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

                            [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties have executed this Assignment as their free and voluntary act and deed, on the date indicated by each signature

ASSIGNOR:                                ASSIGNEE:

LANE REALTY ADVISORS, INC.,              FOXFIRE APARTMENTS LLC,
A Georgia Corporation                    a Delaware limited liability company

By:                                      By:   Foxfire Manager, L.L.C., a
                                               Georgia

Name:                                          limited liability company,
                                               its managing member
Title:
                                               By:   Foxfire Management I,
                                                     Inc., a
                                                     Georgia Corporation, its
                                                     managing member

                                                     By:

                                                     Name:

                                                     Title:

                            ACKNOWLEDGMENT OF SELLER

By signing below, Seller hereby acknowledges the assignment of Buyer's interest under the Assignment of Purchase and Sale Contract.

SHELTER PROPERTIES VI,

a South Carolina limited partnership

By:   Shelter Realty VI Corporation,
      a South Carolina corporation,
      its managing partner

      By:________________________________
         Harry Alcock, Executed Vice President

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of December, 2000 by and among SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller"), and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser"); and STEWART TITLE GUARANTY COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the _____day of December, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide a deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (the "Initial Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Whereas,  the  Purchase  Contract  requires  that on or  before  5:00 p.m.
Eastern time on the date of expiration of the Feasibility Period, Purchaser shall provide an additional deposit in the amount of Two Hundred Forty Thousand and No/100 Dollars ($240,000.00) in cash (the "Additional Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller

      Now, therefore, the parties agree to the following:

1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (constituting the Initial Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

2. Investment of Escrow Fund. All funds received by Escrow Agent, including the Initial Deposit and, to the extent paid, the Additional Deposit and the Extension Deposit, (as defined in the Purchase Contract) (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest -bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

      If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate. 4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute.

5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement. 7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S. Mail) and addressed as set forth below:

            If to Seller:                      If to Purchaser:

            SHELTER PROPERTIES VI              LANE REALTY ADVISORS, INC.
            2000 South Colorado Boulevard      5555 Glenridge Connector,
            Tower Two, Suite 2-1000            Suite 700
            Denver, Colorado  80222            Atlanta, Georgia  30342
            Attn:  Mr. Harry Alcock            Attn:  Mr. Scott J. Levitt
            Facsimile No. (303) 692-0786       Facsimile No. (404) 459-6248

                  And                                With a copy to

            SHELTER PROPERTIES VI              Morris, Manning & Martin LLP
            2000 South Colorado Boulevard      1600 Atlanta Financial Center
            Tower Two, Suite 2-1000            3343 Peachtree Road, N.E.
            Denver, Colorado 80222             Atlanta, Georgia 30326-1044
            Attn:  Mr. Pat Stucker             Attn:  Bruce Wobek, Esq.
            Facsimile No. (303) 692-0786       Facsimile No. (404) 365-9532

                  With a copy to               If to Escrow Agent:

            Loeb & Loeb, LLP                   Stewart Title Guaranty Company
            1000 Wilshire Boulevard, Suite     1980 Post Oak Boulevard, Suite
            1800                               610
            Los Angeles, California  90017     Houston, Texas  77056
            Attn: Andrew S. Clare, Esq. and    Attn: Ms. Tammy Wagner
                  Karen Higgins, Esq.          Facsimile no. (713) 552-1703
            Facsimile No. (213) 688-3460

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive a fee of $500.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.
13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a South
                                          Carolina corporation,
                                          Its Managing Partner


                                          By:                            [SEAL]
                                                Name:
                                                Title:


                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,

                                    a Georgia corporation

                                    By:
                                           [SEAL]
                                          Name:
                                          Title:
                                  Escrow Agent:

                                    STEWART TITLE GUARANTY COMPANY

                                    By:
                                          [SEAL]
                                          Name:
                                          Title:

                               FIRST AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 5th day of October, 2000, by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser").

                                W I T N E S S E T H:

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated August 18, 2000 (the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of the Property (as defined in the Contract);

      WHEREAS, the parties hereto desire to amend and modify the Contract in certain respects, all as more particularly set forth below.

      NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. Purchaser and Seller hereby acknowledge that the Contract was effectively terminated as of September 18, 2000 by that certain letter dated September 18, 2000 from Melissa A. Schnell, Purchaser's counsel, to Shelter Properties VI effecting a termination of the Contract. Purchaser and Seller agree that the Contract is hereby reinstated, and is in full force and effect as if never terminated, as of the date of this Amendment without any further action on the part of either party.

3.                     The Contract is hereby modified as follows:

a. The following language is hereby deleted from Paragraph 9.1 of the Contract:

                  "The total purchase price ("Purchase  Price") for the Property shall be Fourteen Million Two Hundred Fifty Thousand and no/100 Dollars ($14,250,000.00), which shall be paid by Purchaser as follows:

      And the following language inserted in lieu thereof:

                  "The total purchase price ("Purchase  Price") for the Property shall be Fourteen Million One Hundred Fifty Thousand and no/100 Dollars ($14,150,000.00), which shall be paid by Purchaser, as follows:"

b.  The  following  language  is  hereby  deleted  from  Paragraph  7.1.1 of the
Contract:

                  "The  Closing  shall occur no later than thirty (30)  calendar days after the  expiration  of the  Feasibility  Period,  through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing, (a) Purchaser shall have the right to close prior to the originally scheduled Closing Date on the condition that Purchaser pay Seller's additional interest costs incurred in connection with prepaying Seller's first mortgage on the Property prior to the originally scheduled Closing Date, and (b) Purchaser shall have the right to extend the Closing Date for up to thirty (30) calendar days on the condition that (i) on or before 5 P.M. Eastern Time on the fifth (5th) calendar day prior to the originally scheduled Closing Date, Purchaser shall deliver to Escrow Agent an additional non-refundable deposit in the amount of $50,000.00 (the "Extension Deposit"), which deposit shall be applied toward the Purchase Price, (ii) Purchaser notifies Seller on or before 5 P.M. Eastern Time on the fifth (5th) calendar day prior to the originally scheduled Closing Date that Purchaser is exercising this extension option, and (iii) Purchaser pay Seller's additional interest costs incurred in connection with prepaying Seller's first mortgage on the Property after the originally scheduled Closing Date."

      And the following language inserted in lieu thereof:

                  "The  Closing  shall occur no later than  November  14,  2000, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing, (a) Purchaser shall have the right to close prior to the originally scheduled Closing Date on the condition that Purchaser pay Seller's actual additional interest cost incurred in connection with prepaying Seller's first and second mortgages on the Property, not to exceed one month's interest, prior to the originally scheduled Closing Date only if Purchaser's failure to close on Seller's lender's designated date results in a situation where Seller owes its Lender interest for a period between the actual Closing Date and the originally schedule Closing Date as a result of accelerating the Closing Date, and (b) Purchaser shall have the right to extend the Closing Date for up to thirty (30) calendar days on the condition (i) on or before 5 P.M. Eastern Time on the third (3rd) calendar day prior to the originally scheduled Closing Date, Purchaser shall deliver to Escrow Agent an additional non-refundable deposit in the amount of $50,000.00 (the "Extension Deposit"), which deposit shall be applied toward the Purchase Price,
            (ii) Purchaser will endeavor in good faith to notify Seller on or before November 1, 2000 as to the time frame within which Purchaser intends to close the transaction, (iii) Purchaser notifies Seller on or before 5 P.M. Eastern Time on the third (3rd) calendar day prior to the originally scheduled Closing Date that Purchaser is exercising this extension option, and (iv) Purchaser pay Seller's actual additional interest cost incurred in connection with prepaying Seller's first and second mortgages on the Property, not to exceed one month's interest, after the originally scheduled Closing Date only if Purchaser's failure to close on Seller's lender's designated date results in a situation where Seller owes its Lender interest for a period after the Closing Date, as so extended, as a result of such extension of Closing."

4. Seller hereby acknowledges receipt of Purchaser's Objection Notice, by means of those certain letters from Melissa A. Schnell, Purchaser's counsel, to Shelter Properties VI, dated September 15, 2000 and September 18, 2000, detailing Purchaser's objections to title for the Property. Purchaser and Seller hereby agree that, within ten (10) days of the date hereof, Seller will deliver its Response Notice to Purchaser detailing which title objections Seller elects to cure prior to Closing.

5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

6. Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

      IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment effective the day and year first written above.

                                     Seller:

                                SHELTER PROPERTIES VI, a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation,
                                          Its Managing Partner


                                    By:
                                          Harry Alcock, Executive Vice President

                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,
                                    a Georgia corporation

                                    By:

                                   Print Name:

                                    Its:

                               SECOND AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 16th day of October, 2000, by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser").

                                W I T N E S S E T H:

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated August 18, 2000, as amended by that certain First Amendment to Purchase and Sale Contract dated October 5, 2000 (collectively the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of the Property (as defined in the Contract);

      WHEREAS, the parties hereto, desire to amend and modify the Contract in certain respects, all as more particularly set forth below.

      NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. Purchaser and Seller hereby acknowledge that, pursuant to the terms of the Contract, Seller is required to deliver its Response Notice to Purchaser, detailing which title objections Seller elects to cure prior to Closing, no later than October 15, 2000. Purchaser and Seller hereby agree to extend the period of time for Seller to deliver its Response Notice to Purchaser due to Seller's ongoing efforts to cure such title objections such that Seller may convey title to the Property to Purchaser in accordance with the requirements of the Contract. Notwithstanding anything in the Contract to the contrary, Purchaser and Seller hereby agree that, no later than 5:00 p.m. Eastern Standard Time on October 23, 2000, Seller will deliver its Response Notice to Purchaser detailing which title objections Seller elects to cure prior to Closing. By granting the above-referenced extension for delivery of Seller's Response Notice to Purchaser, Purchaser in no way waives, and hereby expressly reserves, all of Purchaser's rights and remedies under the Contract in the event that Seller fails to convey title to the Property to Purchaser in accordance with the requirements of the Contract.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

4. Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

      IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment effective the day and year first written above.

                                     Seller:

                                SHELTER PROPERTIES VI, a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation,
                                          Its Managing Partner


                                       By:
                                          Harry Alcock, Executive Vice President

                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,
                                    a Georgia corporation

                                    By:

                                   Print Name:

                                    Its:

                               THIRD AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 25th day of October, 2000, by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser").

                                W I T N E S S E T H:

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated August 18, 2000, as amended by that certain First Amendment to Purchase and Sale Contract dated October 5, 2000, and that certain Second Amendment to Purchase and Sale Contract dated October 16, 2000 (collectively the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of the Property (as defined in the Contract);

      WHEREAS, the parties hereto desire to amend and modify the Contract in certain respects, all as more particularly set forth below.

      NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. Purchaser and Seller hereby acknowledge that, pursuant to the terms of the Contract, Purchaser is required to deliver its notice to Seller, regarding Purchaser's election to terminate the Contract based on Seller's Response Notice (as defined in the Contract), no later than October 25, 2000, which is the date five (5) days after the issuance of Seller's Response Notice. Purchaser and Seller hereby agree to extend the period of time for Purchaser to deliver the above-described notice to Seller due to Purchaser's and Seller's ongoing efforts to cure title objections such that Seller may convey title to the Property to Purchaser in accordance with the requirements of the Contract. Notwithstanding anything in the Contract to the contrary, Purchaser and Seller hereby agree that, no later than 5:00 p.m. Eastern Standard Time on October 30, 2000 (the "Response Deadline"), Purchaser will deliver the above described notice to Seller informing Seller whether or not Purchaser elects to terminate the Contract. By obtaining the above-referenced extension for delivery of Purchaser's notice to terminate based on Seller's Response Notice (as defined in the Agreement), Purchaser in no way waives, and hereby expressly reserves, all of Purchaser's rights and remedies under the Contract in the event that Seller fails to convey title to the Property to Purchaser in accordance with the requirements of the Contract.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptly thereafter.

4. Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

      IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment effective the day and year first written above.

                                     Seller:

                                SHELTER PROPERTIES VI, a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation,
                                          Its Managing Partner


                                    By:
                                          Harry Alcock, Executive Vice President

                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,
                                    a Georgia corporation

                                    By:

                                   Print Name:

                                    Its:

                               FOURTH AMENDMENT TO

                           PURCHASE AND SALE CONTRACT

            THIS FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the November 14, 2000 by and between SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller") and FOXFIRE APARTMENTS LLC, a Delaware limited liability company ("Purchaser"), as assignee of Lane Realty Advisors, Inc., a Georgia corporation ("Original Purchaser").

                                   RECITALS

            A. Seller and Original Purchaser entered into a Purchase and Sale Contract dated as of August 18, 2000, as amended and assigned (collectively, the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller, the premises located in Durham County, North Carolina, commonly known as the "Foxfire-Barcelona Apartments," as more particularly described in Exhibit A attached to the Agreement (the "Property").

     B. Seller and Purchaser have agreed to modify the terms of the Agreement as set forth in this Amendment.


     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

                                  AGREEMENTS

5. Closing Date/Agreement to Pay Additional Interest Costs. The Closing Date is hereby extended from November 14, 2000 to November 15, 2000 on the condition that if funds are not received by Seller's lender by such lender's required payoff time on November 15, 2000, and Seller's lender requires the payment of an additional thirty (30) days interest to accept such prepayment, then Purchaser agrees that it shall be solely liable for the payment of such additional interest costs. Purchaser acknowledges that Seller has no obligation to extend the Closing Date beyond November 15, 2000 and that Seller's agreement to extend the Closing Date from November 14, 2000 to November 15, 2000 is based on Purchaser's agreement to pay the additional interest charges mentioned above if required by Seller's lender.

     6. Effectiveness of Agreement. Except as modified by this Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect.

     7. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

8. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

            IN WITNESS WHEREOF, Seller and Purchaser have entered into this Fourth Amendment as of the date first above stated.

                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation,
                                          a South Carolina corporation,
                                          Its Managing Partner



                                          By: __________________________
                                              Harry Alcock, Its Executive Vice
                                              President


                                   Purchaser:

                                    FOXFIRE APARTMENTS LLC, a Delaware limited liability company

                                 By: Foxfire Manager, L.L.C., a Georgia limited liability company, its managing member

                                 By: Foxfire Management I, Inc., a Georgia
                                     corporation, its managing member


                                 By:
                                     Its Authorized Officer

                    ASSIGNMENT OF PURCHASE AND SALE CONTRACT

      THIS ASSIGNMENT OF PURCHASE AND SALE CONTRACT (this "Assignment") is entered into by and between LANE REALTY ADVISORS, INC., a Georgia corporation (hereinafter called "Assignor"), and FOXFIRE APARTMENTS LLC, a Delaware limited liability company (hereinafter called "Assignee").

                                W I T N E S S E T H:

      WHEREAS, Assignor, as Purchaser, entered into that certain Purchase and Sale Contract between Shelter Properties VI, a South Carolina limited partnership ("Seller") and Assignor dated August 18, 2000, as amended by that certain First Amendment to Purchase and Sale Contract dated October 5, 2000, that certain Second Amendment to Purchase and Sale Contract dated October 16, 2000, and that certain Third Amendment to Purchase and Sale Contract dated October 25, 2000 (collectively the "Contract") regarding the purchase and sale of the Foxfire Apartments, Durham, North Carolina (the "Property"); and

      WHEREAS, Assignor desires to assign the Contract to Assignee so that Assignee may acquire the Property.

      NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties agree as follows:

            Assignor hereby assigns to Assignee the Purchaser's rights under the Contract for the purchase of the Property.

            Assignee hereby assumes the Assignor's rights under the Contract to acquire the Property from Seller, however, Assignor is not released from liability under the Contract.

      This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Assignment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Assignment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

                            [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties have executed this Assignment as their free and voluntary act and deed, on the date indicated by each signature

ASSIGNOR:                                ASSIGNEE:

LANE REALTY ADVISORS, INC.,              FOXFIRE APARTMENTS LLC,
A Georgia Corporation                    a Delaware limited liability company

By:                                      By:   Foxfire   Manager,    L.L.C.,   a
                                               Georgia

Name:                                          limited liability company,
                                               its managing member
Title:
                                               By:   Foxfire    Management    I,
                                                     Inc., a
                                                     Georgia  Corporation,   its
                                                     managing member

                                                     By:

                                                     Name:

                                                     Title:

ACKNOWLEDGMENT OF SELLER

By signing below, Seller hereby acknowledges the assignment of Buyer's interest under the Assignment of Purchase and Sale Contract.

SHELTER PROPERTIES VI,

a South Carolina limited partnership

By:   Shelter Realty VI Corporation,
      a South Carolina corporation,
      its managing partner

      By:________________________________
         Harry Alcock, Executed Vice President

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of December, 2000 by and among SHELTER PROPERTIES VI, a South Carolina limited partnership ("Seller"), and LANE REALTY ADVISORS, INC., a Georgia corporation ("Purchaser"); and STEWART TITLE GUARANTY COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the _____day of December, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide a deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (the "Initial Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Whereas,  the  Purchase  Contract  requires  that on or  before  5:00 p.m.
Eastern time on the date of expiration of the Feasibility Period, Purchaser shall provide an additional deposit in the amount of Two Hundred Forty Thousand and No/100 Dollars ($240,000.00) in cash (the "Additional Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller

      Now, therefore, the parties agree to the following:

18. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (constituting the Initial Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

19. Investment of Escrow Fund. All funds received by Escrow Agent, including the Initial Deposit and, to the extent paid, the Additional Deposit and the Extension Deposit, (as defined in the Purchase Contract) (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest -bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

20. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

      If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate. 21. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute.

22. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

23. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement. 24. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

25. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S. Mail) and addressed as set forth below:

            If to Seller:                      If to Purchaser:

            SHELTER PROPERTIES VI              LANE REALTY ADVISORS, INC.
            2000 South Colorado Boulevard      5555 Glenridge Connector,
            Tower Two, Suite 2-1000            Suite 700
            Denver, Colorado  80222            Atlanta, Georgia  30342
            Attn:  Mr. Harry Alcock            Attn:  Mr. Scott J. Levitt
            Facsimile No. (303) 692-0786       Facsimile No. (404) 459-6248

                  And                                With a copy to

            SHELTER PROPERTIES VI              Morris, Manning & Martin LLP
            2000 South Colorado Boulevard      1600 Atlanta Financial Center
            Tower Two, Suite 2-1000            3343 Peachtree Road, N.E.
            Denver, Colorado 80222             Atlanta, Georgia 30326-1044
            Attn:  Mr. Pat Stucker             Attn:  Bruce Wobek, Esq.
            Facsimile No. (303) 692-0786       Facsimile No. (404) 365-9532

                  With a copy to               If to Escrow Agent:

            Loeb & Loeb, LLP                   Stewart Title Guaranty Company
            1000 Wilshire Boulevard, Suite     1980 Post Oak Boulevard, Suite
            1800                               610
            Los Angeles, California  90017     Houston, Texas  77056
            Attn: Andrew S. Clare, Esq. and    Attn: Ms. Tammy Wagner
                  Karen Higgins, Esq.          Facsimile no. (713) 552-1703
            Facsimile No. (213) 688-3460

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

26. Fee. Escrow Agent shall receive a fee of $500.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

27. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

28. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

29. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.
30. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

31. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

32. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

33.   Time of Essence.  Time is of the essence of this Escrow Agreement.

34. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

                                     Seller:

                                    SHELTER PROPERTIES VI,

                                    a South Carolina limited partnership

                                    By:   Shelter Realty VI Corporation, a South
                                          Carolina corporation,
                                          Its Managing Partner


                                          By:                            [SEAL]
                                                Name:
                                                Title:


                                   Purchaser:

                                    LANE REALTY ADVISORS, INC.,

                                    a Georgia corporation

                                    By:
                                           [SEAL]
                                           Name:
                                          Title:
                                  Escrow Agent:

                                    STEWART TITLE GUARANTY COMPANY

                                    By:
                                          [SEAL]
                                           Name:
                                          Title: